Exhibit 10.1

SECOND Amendment to

SENIOR SUBORDINATED CONVERTIBLE

LOAN AND SECURITY AGREEMENT

This Second Amendment to Senior Subordinated Convertible Loan and Security Agreement (this “Second Amendment”), dated as of December 28, 2020 (the “Second Amendment Effective Date”), is among Blonder Tongue Laboratories, Inc., a Delaware corporation (the “Company”), the several Persons party to this Amendment as Lenders, and Robert J. Pallé, in his capacity as Agent for the Lenders (“Agent”).

BACKGROUND

A. The Company, the Persons from time to time party thereto as Lenders, and Agent are party to that certain Senior Subordinated Convertible Loan and Security Agreement, dated as of April 8, 2020, as amended by that certain First Amendment to Senior Subordinated Convertible Loan and Security Agreement and Joinder, dated as of April 24, 2020 (the “Existing Loan Agreement” and as the same may be amended hereby and as further amended, supplemented and/or otherwise modified from time to time, the “Loan Agreement”).

B. The Company has advised Agent and the Lenders that the Company desires, on and subject to the terms and conditions set forth herein, to amend certain provisions of the Existing Loan Agreement. Agent and the Lenders are willing to agree to such requests of the Company, but only on and subject to the terms and conditions set forth herein.

Agreement

Now, therefore, in consideration of the premises set forth in the BACKGROUND and the mutual covenants and agreements contained herein and for other good and valuable consideration (the receipt and sufficiency of which are hereby specifically acknowledged), the parties hereto hereby agree as follows:

1. Definitions; References; Interpretation.

(a) Unless otherwise specifically defined herein, each capitalized term used herein (including in the BACKGROUND hereof) that is defined in the Existing Loan Agreement shall have the meaning assigned to such term in the Existing Loan Agreement.

(b) Each reference to “this Agreement,” “hereof,” “hereunder,” “herein” and “hereby” and each other similar reference contained in the Existing Loan Agreement, and each reference to “the Loan Agreement” and each other similar reference in the other Loan Documents, shall from and after the date hereof, refer to the Existing Loan Agreement, as amended hereby. This Second Amendment is a Loan Document.

(c) The premises set forth in the BACKGROUND to this Second Amendment, including the terms defined therein, are hereby made a part of this Second Amendment and the agreements contained herein as if fully set forth herein.

2. Acknowledgment, Ratification and Consent.

(a) The Company hereby acknowledges that it has reviewed the terms and provisions of the Existing Loan Agreement and this Second Amendment and consents to the amendment of the Existing Loan Agreement effected pursuant to this Second Amendment. The Company hereby confirms that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Agreement and the other Loan Documents the payment and performance of all “Lender Indebtedness” under each of the Loan Documents to which it is a party (in each case as such term is defined in the applicable Loan Document).

(b) The Company acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Second Amendment.

3. Amendments of the Existing Loan Agreement. Upon the effectiveness of this Second Amendment in accordance with the provisions hereof and notwithstanding anything to the contrary contained in the Existing Loan Agreement or the other Loan Documents:

(a) Amendment of Section 1.1 of the Existing Loan Agreement. Section 1.1 of the Existing Loan Agreement is hereby amended as of the Second Amendment Effective Date, to amend and restate the following defined terms contained therein to read in full as follows:

“Conversion Price” shall mean (i) with respect to the Tranche A Term Loan, the volume weighted average price of the Common Stock on the NYSE American Exchange, during the five trading days preceding the date of this Agreement (“Tranche A Conversion Price”), subject to adjustment as contemplated by Section 4.4(e); (ii) with respect to the Tranche B Term Loan, Fifty-Five Cents ($0.55) per share of Common Stock (the “Tranche B Conversion Price”), subject to adjustment as contemplated by Section 4.4(e); and (iii) with respect to the Tranche C Term Loan, the greater of (a) the volume weighted average price of the Common Stock on the NYSE American Exchange, during the ten trading days ending on the earlier of (A) the trading day immediately preceding the date on which the Tranche C Lenders agreement to provide the Tranche C Commitment is publicly announced or (B) the trading day immediately preceding the date on which the Tranche C Lenders become party to this Agreement, and (b) the Tranche A Conversion Price (the “Tranche C Conversion Price”), subject to adjustment as contemplated by Section 4.4(e). Promptly following the date on which the Conversion Price in respect of the Tranche A Term Loan, the Tranche B Term Loan and/or the Tranche C Term Loan is capable of being determined, the Company and the Agent shall countersign and append to this Agreement, a Confirmation of such Conversion Price, in the form attached hereto as Exhibit A, with a copy thereof provided to each Tranche A Lender, Tranche B Lender and/or Tranche C Lender, as the case may be.

(b) Amendment of Section 1.1 of the Existing Loan Agreement. Section 1.1 of the Existing Loan Agreement is hereby amended as of the Second Amendment Effective Date, to insert the following new defined terms in a manner that maintains alphabetical order, to read in full as follows:

“Second Amendment” means that certain Second Amendment to Senior Subordinated Convertible Loan and Security Agreement, dated as of December _, 2020, by and among the Company, the Lenders and Agent.

“Second Amendment Effective Date” shall have the meaning ascribed thereto in the Second Amendment.

(c) Amendment of Section 4.6 of the Existing Loan Agreement. Section 4.6 of the Existing Loan Agreement is hereby amended and restated in its entirety, as of the Second Amendment Effective Date, to read in full as follows:

4.6 Unregistered Shares.

The AGENT AND THE Lenders acknowledge and agree that the shareS of Common Stock into which the Accreted Principal Amount of each such Lender’s Term Loan are convertible hereunder, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR APPLICABLE STATE OR OTHER SECURITIES LAWS AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF EITHER AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND REGISTRATION OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLEY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

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(d) Amendment of Schedule 1.1 of the Existing Loan Agreement. Schedule 1.1 of the Existing Loan Agreement is hereby amended and restated in its entirety as of the Second Amendment Effective Date, to read in full as set forth on Exhibit A attached hereto.

4. Representations and Warranties. The Company hereby represents and warrants to Agent and Lenders as follows:

(a) The execution, delivery and performance of this Second Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person in order to be effective and enforceable.

(b) On and as of the Second Amendment Effective Date, all representations and warranties contained in the Existing Loan Agreement and in each other Loan Document are true and correct in all material respects (except to the extent such representations and warranties expressly refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date).

5. Conditions to Effectiveness.

(a) The Second Amendment shall become effective as of the Second Amendment Effective Date upon the satisfaction of all of the following conditions:

(i) the Company shall have delivered to Agent an original (or electronic original via .pdf format) of this Second Amendment, duly executed by the Company; and

(ii) each of the representations and warranties contained in this Second Amendment shall be true, correct and accurate as of the Second Amendment Effective Date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date).

(b) The parties hereto specifically acknowledge and agree that: (i) the execution and delivery of this Second Amendment shall not be deemed to create a course of dealing or otherwise obligate Agent or Lenders to execute similar agreements under the same, similar or different circumstances in the future; and (ii) neither Agent nor any Lender has any obligation to further amend provisions of, or waive compliance with or consent to a departure from the requirements of, the Loan Agreement or any of the other Loan Documents. Except as expressly amended pursuant hereto, the Loan Agreement and each of the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects, and the Collateral described in the Loan Documents shall continue to secure the Lender Indebtedness.

6. No Waiver. Except as expressly provided herein, the execution and delivery of this Second Amendment shall not: (i) constitute an extension, modification, or waiver of any term or aspect of the Loan Agreement or the other Loan Documents; (ii) extend the terms of the Loan Agreement or the due date of any of the Lender Indebtedness; (iii) give rise to any other obligation on the part of Agent or the Lenders to extend, modify or waive any term or condition of the Loan Agreement or any of the other Loan Documents; or (iv) give rise to any defenses or counterclaims to the right of Agent or the Lenders to compel payment of the Lender Indebtedness or to otherwise enforce their rights and remedies under the Loan Agreement and the other Loan Documents.

7. General Release. On and as of the Second Amendment Effective Date and in consideration of the agreements set forth herein, the Company, on behalf of itself and its successors and assigns, does hereby agree as follows (the “General Release”):

(a) Each such Person does hereby release, acquit and forever discharge Agent and each Lender, all of Agent’s and each Lender’s predecessors-in-interest, and all of Agent’s and each Lender’s past and present officers, directors, managers, members, attorneys, affiliates, employees and agents, of and from any and all claims, demands, obligations, liabilities, indebtedness, breaches of contract, breaches of duty or of any relationship, acts, omissions, misfeasance, malfeasance, causes of action, defenses, offsets, debts, sums of money, accounts, compensation, contracts, controversies, promises, damages, costs, losses and expenses, of every type, kind, nature, description or character, whether known or unknown, suspected or unsuspected, liquidated or unliquidated (each of the foregoing, a “Claim” and collectively, the “Claims”), each as though fully set forth herein at length, that the Company, any guarantor or any of their respective successors or assigns now has or may have as of the Second Amendment Effective Date in any way arising out of, connected with or related to any or all of the transactions contemplated by the Loan Documents (including this Second Amendment) or any of them or any provision or failure to provide credit or other accommodations to the Company or any other Person under the Loan Documents (including this Second Amendment) or any of them or any other agreement, document or instrument referred to, or otherwise related to, any or all of the Loan Documents (including this Second Amendment) or any of them (each, a “Released Claim” and, collectively, the “Released Claims”).

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8. General Provisions.

(a) This Second Amendment shall be binding upon and inure to the benefit of the parties to the Loan Agreement and their respective successors and assigns.

(b) This Second Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by the other party thereto either in the form of an executed original or an executed original sent by facsimile or electronic transmission to be followed promptly by mailing of a hard copy original, and that receipt by Agent of an electronically or telefacsimile document purportedly bearing the signature of any party hereto and shall bind such party with the same force and effect as the delivery of a hard copy original.

(c) This Second Amendment contains the entire and exclusive agreement of the parties to the Loan Agreement with reference to the matters referred to herein. This Second Amendment supersedes all prior drafts and communications with respect hereto. This Second Amendment may not be amended except in accordance with the provisions of the Loan Agreement.

(d) Section 14 of the Existing Loan Agreement, as amended hereby, is incorporated herein by this reference and made applicable as if set forth herein in full, mutatis mutandis.

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed as of the Second Amendment Effective Date.

BLONDER TONGUE LABORATORIES, INC.,
a Delaware corporation

By:
Eric Skolnik, Senior Vice President & Chief Financial Officer

Signature Page to Second Amendment to Senior Subordinated Convertible Loan and Security Agreement and Joinder

AGENT:

ROBERT J. PALLÉ, as Agent

TRANCHE A LENDER:

ROBERT J. PALLÉ, as a Lender

CAROL M. PALLÉ, as a Lender

Signature Page to Second Amendment to Senior Subordinated Convertible Loan and Security Agreement and Joinder

TRANCHE A LENDER:

LIVEWIRE VENTURES, LLC

EDWARD R. GRAUCH, PRESIDENT, as a Lender

Signature Page to Second Amendment to Senior Subordinated Convertible Loan and Security Agreement and Joinder

TRANCHE A LENDER:

MIDATLANTIC IRA, LLC FBO STEVEN L. SHEA IRA

LISA GOODNOUGH, AGENT, as a Lender

Signature Page to Second Amendment to Senior Subordinated Convertible Loan and Security Agreement and Joinder

TRANCHE A LENDER:

ANTHONY BRUNO, as a Lender

Signature Page to Second Amendment to Senior Subordinated Convertible Loan and Security Agreement and Joinder

TRANCHE A LENDER:

STEPHEN K. NECESSARY, as a Lender

Signature Page to Second Amendment to Senior Subordinated Convertible Loan and Security Agreement and Joinder

TRANCHE B LENDER:

RONALD V. ALTERIO, as a Lender

Signature Page to Second Amendment to Senior Subordinated Convertible Loan and Security Agreement and Joinder

Exhibit a

to Second Amendment to SENIOR SUBORDINATED

CONVERTIBLE Loan andSecurity Agreement

schedule 1.1

LENDERS; COMMITMENTS; PERCENTAGE SHARES1

Amounts set forth below are effective as of (i) April 17, 2020, with respect to the Tranche A Commitment,

and (ii) the Second Amendment Effective Date with respect to the Tranche B Commitment.

Lenders	Commitment	Percentage Share
Tranche A Commitment (700,000 Funded)
Livewire Ventures, LLC	$200,000 ($100,000 funded)	25.00%
MidAtlantic IRA, LLC FBO Steven L. Shea IRA	$200,000 (fully funded)	25.00%
Carol M. Pallé and Robert J. Pallé, jointly and severally	$300,000 (fully funded)	37.50%
Anthony J. Bruno	$50,000 (fully funded)	6.25%
Stephen K. Necessary	$50,000 (fully funded)	6.25%

TOTAL TRANCHE A	$800,000	100%
Tranche B Commitment
Porter Partners, L.P.	$125,000 (fully funded/ converted to common stock)	0.00%
Bruce Evans and Kathryn Evans, JTWROS	$50,000 (fully funded/ converted to common stock)	0.00%
Ronald V. Alterio	$25,000 (fully funded)	100.00%
TOTAL TRANCHE B	$25,000	100%
Tranche C Commitment
	$_______
TOTAL TRANCHE C	$________	100%

1 This Schedule is subject to change as and to the extent that Tranche C Lenders become Lenders hereunder by joinder.